# Providence Service Corporation

to Acquire

# Ingeus Limited

## Investor / Analyst Conference Call

April 1, 2014

# Safe Harbor

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "believe," "demonstrate," "expect," "estimate," "forecast," "anticipate," "should" and "likely" and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include, but are not limited to the global credit crisis, capital market conditions, the implementation of the healthcare reform law, state budget changes and legislation and other risks detailed in Providence's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2013. Providence is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this presentation if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise.

# Overview

## *A Leader in Human Services*

- Agreement to acquire 100% of Ingeus Limited, a Brisbane, Australia-based leading global employability company established in 1989
- Ingeus is a global market leader in the social improvement, employment and welfare services markets, maintaining a reputation for integrity and high quality while serving various international government bodies and corporations
- Revenue of approximately USD $345 million and adjusted EBITDA of approximately USD $56 million in 2013[1]
- Upfront consideration represents less than 40% of total potential acquisition cost, with remaining consideration tied to acquisition performance over the next 5 years
- Transaction expected to close in second quarter of 2014
- Exceeds high standards set for acquisitions and is expected to be accretive to 2014 EPS

[1] Currency conversion based on AUD/USD exchange rate of 0.9202 as of March 27, 2014



# Strategically Compelling

| | |
|---|---|
| **Expands Scale and Scope** | ▪ Expands geographical footprint<br>▪ Diversifies client base and revenue exposure<br>▪ Acquires significant human capital with global experience |
| **Complementary Service Lines** | ▪ Shares a similar vision of improving people's quality of life with innovative, community-based solutions<br>▪ Introduction of related expertise will create additional opportunities over time in Providence's Human Services and Non-Emergency Transportation Services business lines in the U.S. |
| **Base for Incremental Growth** | ▪ Expands Providence's reach into attractive global markets where it currently has no presence via established operations run by experienced management teams with strong relationships<br>▪ Enhances Providence's workforce development expertise |
| **Provides Immediate and Long-Term Value Creation Opportunities** | ▪ Opportunities to expand respective capabilities, share expertise and enter complementary business lines<br>▪ Pro forma company better positioned to compete for and win international contracts/business |

# Key Transaction Terms

| | |
|---|---|
| **Financing and Transaction Consideration** | ▪ Financed with cash on hand, existing credit facility and PRSC restricted stock<br>▪ <u>Upfront Consideration:</u><br>GBP £35 million (USD $58 million) in cash<br>GBP £14.3 million (USD $23.7 million) in PRSC restricted stock and cash subject to a four year vesting schedule<br>▪ <u>Earn-Out</u><br>Up to GBP £75 million (USD $124 million) over the next five years if certain thresholds and performance hurdles are achieved |
| **Financial Impact** | ▪ Expected to be accretive to EPS in 2014<br>▪ Solid balance sheet and free cash flow generation should not limit capacity to pursue additional opportunities |
| **Timing** | ▪ Expected closing in the second quarter following customary regulatory approvals |

Note: Currency conversion based on GBP/USD exchange rate of 1.6544 as of March 27, 2014

# Ingeus – A Market Leading Global Employability Company

***Working closely with governments to design, implement and deliver payment-by-result employment services to assist individuals into meaningful and sustainable employment***

- UK: Market leader in the Department of Work and Pensions ("DWP") Work Programme ("WP") with 23% market share
- France: Pioneered the market and continues to hold a leading position in a number of contracts
- South Korea: Market leader for both employment and outplacement services
- Saudi Arabia: First entrant into the market  and market leader across employment services programs

**2013 Ingeus Revenue by Market**


Other Europe
13%
Middle East
4%
Asia
3%
Australia
2%
UK
78%



# Market Leader in the UK Work Programme

## *The UK Department of Work and Pensions launched the highly successful Work Programme in June 2011 as the Coalition Government's flagship welfare-to-work program*

- Competitive landscape: The DWP selected 18 Prime providers to deliver 40 contracts across the UK; Ingeus is the leading provider, garnering approximately 23% market share, and is the only to have been awarded seven Contract Package Areas, the maximum that could be awarded to any one provider
- Payment-by-result: The WP incentive model rewards providers for assisting harder-to-help participants and placing sustainable job outcomes
- Long-term contracts: All Prime providers under the WP are contracted for a five-year referral period (plus a two-to-four year delivery period), allowing providers to build long-term partnerships with specialist supply chains and other partners
- Market consolidation: The WP consolidated the welfare-to-work market of providers to the DWP to provide efficiencies to the government; management expects this trend to continue and the WP could be used as a framework for other markets

# Global Diversified Operations

***Ingeus operates across more than 180 delivery sites spanning 10 countries, has more than 50 active contracts and employs in excess of 2,500 in staff***



Scotland 18
North East* 12
North West* 7
West Yorkshire* 5
East Midlands* 17
West Midlands 7
East England 12
London 9
ingeus
Total: 183
Sweden 5
UK 87
Poland 6
France 39
Germany 4
Spain 2
Switzerland 2
Saudi Arabia 8
S. Korea 20
Australia 10

# Strong Industry Drivers and Exceptional Customer Base

- Ingeus is at the forefront of the increasing global trend of governments outsourcing social, welfare and employment services to the private sector
- The success of the Job Network in Australia and the Work Programme in the UK have demonstrated the effectiveness of outsourcing through the payment-by-results model, which has consistently proven to be both cheaper and more flexible than government provided employment services



**Selected Public Sector Customers**

DWP
Unédic
Ministry of Employment and Labor
pôle emploi
Arbetsförmedlingen
European Union
European Social Fund
Schweizerische Eidgenossenschaft
Confédération suisse
Confederazione Svizzera
Confederaziun svizra
Bundesagentur für Arbeit

**Selected Private Sector Customers**

ocado
bm
TESCO
Poundland
poundworld
Sainsbury's
Nando's
THIESS
challenger
HYUNDAI
BOQ
Your own personal bank
SAMSUNG
Pfizer
FLIGHT CENTRE LIMITED
LG
the better way of life LOTTE
SK

# Experienced Management Team Committed to 'Excellence with Integrity'

- Ingeus' senior management team will be joining Providence to continue leading the global operations
- The experienced team has built a strong relationship with key supply chain providers and government agencies across many regions, with their proven excellence leading to continued successful tender processes
- Ingeus prides itself on its reputation as an ethical, high-quality provider of services to both the public and private sectors
- Recognized through numerous quality endorsements and accreditations, including certification under the UK Department of Work and Pensions Merlin Standard and an award of the highest rating amongst Prime providers in 2012



# Senior Management

**Thérèse Rein**
Founder,
Managing Director



- Holds a Bachelor of Arts and Masters Qualifying in Psychology from Australian National University and an Honorary Doctorate from Griffith University
- In 2001, was awarded the inaugural Ernst & Young Entrepreneur of the Year Award for the northern region in Business Services and made Ernst & Young Champion Entrepreneur, and Telstra Northern Region Business Woman of the Year in 2012
- In 2010, was awarded the Australian Human Rights Medal

**Greg Ashmead**
Managing Director,
Global Operations



- Has worked in executive roles within Ingeus for more than 13 years and is Managing Director of Ingeus Global Operations and Director of Ingeus' subsidiaries
- Has more than 30 years of experience in both private and public employment service provision and, prior to joining Ingeus, has held senior policy and operational positions in the Department of Employment, Education and Training as well as Employment National (a government business enterprise)
- Is a Fellow of the Australian Institute of Company Directors

# Combined Financial Overview



Stand-Alone Providence
Transaction Pro Forma
Revenue
(USD in Millions)
$880
$943
$1,106
$1,123
$1,468
2010A
2011A
2012A
2013A
Pro Forma Combined 2013A
Adjusted EBITDA¹
(USD in Millions)
$70
$50
$44
$55
$112
2010A
2011A
2012A
2013A
Pro Forma Combined 2013A
Adjusted EBITDA less CapEx¹
(USD in Millions)
$60
$39
$34
$44
$96
2010A
2011A
2012A
2013A
Pro Forma Combined 2013A

Note: Currency conversion based on AUD/USD exchange rate of 0.9202 as of March 27, 2014; underlying Ingeus financials based on International Financial Reporting Standards (IFRS)

[1] Adjusted for one-time and non-recurring costs. See the 10-K for the year ended December 31, 2013 for reconciliation of non-GAAP figures.

## 2013 Combined Revenue

(USD in Millions)



Human Services $352
Ingeus $345
Non-Emergency Transportation Services $770

- Combined company well-positioned to win new contracts/business for top-line growth
- Opportunities to expand respective capabilities, share expertise and enter complementary business lines
- Accretive to 2014 Providence EPS

# Financing and Liquidity

## Transaction Financing

- Existing cash and draw on credit facility for total of USD $65 million
- USD $23.7 million in PRSC restricted stock

## Pro Forma Liquidity

- Liquidity position remains strong at USD $129[1] million with strong free cash flow generation

## Adjusted Leverage[2]


2.6x
3.0x
3.0x
2.2x
1.3x
2010A
2011A
2012A
2013A
Pro Forma Combined 2013A[3]

Note: Currency conversion based on AUD/USD exchange rate of 0.9202 as of March 27, 2014

[1] Defined as cash on hand plus undrawn facilities, net of letters of credit

[2] Defined as total debt / adjusted EBITDA

[3] Pro forma adjusted leverage ratio is for illustrative purposes only; calculated based on historical financial information as of December 31, 2013 and as if the transaction closed on December 31, 2013

# Questions

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